AMENDMENT

Amendment made as of May 30, 2003 to those certain Custody Agreements between each Fund in the Dreyfus Family of Funds listed on Schedule I hereto
(each a " Fund") and The Bank of New York ("Custodian") (each such Custody
Agreement hereinafter referred to as the "Custody Agreement."). Capitalized terms used but not defined herein shall have the meanings given them in the
Custody Agreement.

1. Please be advised that the Fund has appointed Mellon Bank, N.A.
as its agent ("Agent") to lend Securities from any of the Account(s)
maintained by Custodian for the Fund. Third Party International Lending
Operational Procedures governing the responsibilities of the Custodian and the Agent in connection with the securities lending transactions contemplated herein, including without limitation Custodian's deadlines for receipt of instructions, are attached hereto.

2. It is understood and agreed that Custodian shall not have any responsibility for collateral management in connection with securities loan transactions hereunder. Agent will be solely responsible for collecting collateral in connection with transactions initiated by Agent. Agent may instruct Custodian to receive collateral into the Account, or if the Fund desires, Custodian will establish and maintain a collateral account (also referred to herein as an "Account") to which collateral may be deposited, subject to execution and delivery to Custodian of such agreements as it may require.

3. The Fund shall cause Agent to furnish to Custodian a Certificate of Authorized Persons (including specimen signatures) identifying all of
Agent's officers and employees authorized to give Oral or Written
Instructions with respect to the Account(s). Upon Custodian's receipt of such Certificate, Agent and all such officers and employees shall be deemed to be Authorized Persons. The Fund hereby authorizes and directs Custodian, and it shall be Custodian's responsibility, to follow Agent's Oral or Written
Instructions concerning the transfer of Securities and/or collateral to or from the Account(s), whether or not such transfers are against receipt of payment. Custodian shall comply with Agent's Oral or Written Instructions on the Business Day such instructions are received; provided they are received prior to Custodian's deadlines for the same-day processing of such instructions; and provided further, that such instructions conform to
Custodian's data specifications. Custodian shall have no responsibility to deliver any Security pursuant to Agent's Oral or Written Instructions if such
Security is subject to a pending settlement instruction. Custodian shall be entitled to rely upon any Oral or Written Instructions from Agent without inquiry, and shall have no duty to monitor any transactions initiated by
Agent in connection herewith. Agent must notify Custodian specifically regarding any partial securities loan closing. Custodian shall have no responsibility or liability whatsoever as a result of the occurrence of any failed transaction due to a failure by Agent to comply with Custodian's trade instruction requirements, including without limitation, Custodian's published cut-off times for receipt of instructions.

4. Custodian shall furnish to Agent on each Business Day a report listing all Securities and funds then held in the Account(s), pending settlement instructions (if any) with respect to such Securities, and such other reports as the Fund and Custodian shall agree. All reports sent to
Agent shall be in such format as Agent and Custodian shall agree. The Fund shall be solely responsible for instructing Agent to recall any Security on loan if required in order to settle a trade. Custodian shall have no responsibility or liability in connection with any failed settlement due to a failure by the Fund or Agent to cause the timely return of any Security on loan.

5. The Fund will receive corporate action notifications from
Custodian, provided however, that in order to receive such notifications in connection with non-U.S. Securities, the Fund must assure that at least one share/one unit of its position in the relevant non-U.S. Securities remains held in custody with Custodian. The Fund must advise Custodian of the action to be taken on its position by the deadlines established by Custodian, provided however, that Custodian will process such corporate action instructions only for the Securities that remain in the Account. It shall be the Fund's responsibility to advise Agent of the action it has elected for
Securities on loan. If the Fund's election results in its right to receive any proceeds (cash or securities) with respect to the loaned position, either the Fund or Agent must advise Custodian of this event. Custodian shall have no responsibility or liability in the event of any discrepancy between the corporate action election delivered to Custodian and that delivered to
Agent. The Fund understands and agrees that Custodian will not provide proxy services on loaned Securities. If the Fund wishes to vote on a loaned position, it must instruct the Agent to recall Securities from loan prior to the record date. The Fund may receive reminders from Custodian on elective events for positions out on loan even though voting instructions for such positions must be sent directly to Agent.

6. Custodian will post income for positions subject to securities loan transactions hereunder in accordance with Custodian's standard income pre-post schedule. If Custodian does not receive income payment within two
Business Days, it may, in its discretion, reverse the income posting. The
Fund shall assume all risks associated with fluctuations in exchange rates if the funds are converted from the posting currency. Custodian shall not have any responsibility for the collection of any income due but not received for positions out-on-loan over the "ex" date or record date of the position, but will notify the Fund of such occurrences in the form of a reversal of the pre-posted income.

7. It is understood and agreed that any service level description contained in the Third Party International Lending Operational Procedures is
simply a narrative description of the services and of the level of performance Custodian shall endeavor to achieve. Notwithstanding any service level or objective specified in such service level description, for purposes of the Custody Agreement, Custodian's failure to meet any performance objective shall not per se constitute negligence or a breach of the Custody

Agreement nor constitute an inference of the foregoing, provided that nothing herein contained shall preclude the Fund from introducing evidence of
Custodian's performance in an effort to prove negligence or breach of the
Custody Agreement.

8. The Fund understands and agrees that Custodian shall not be responsible for any tax reclaims that are due on Securities in securities loan transactions hereunder. It is the responsibility of Agent to collect any tax benefits that may be due to the Fund in connection with any such transaction.

9. All overdrafts and indebtedness in connection with the Account(s)
shall be subject to the terms and conditions of the Custody Agreement. Any account established pursuant to Section 2 hereof shall be deemed to be an
Account for such purposes.

10. The Fund may rescind the authority granted to Agent hereby at any time upon two Business Day's prior written notice to Custodian.

11. Except as provided herein, the Custody Agreement shall remain in full force and effect. This Amendment shall control when there are differences with the Custody Agreement.
THE FUNDS LISTED ON SCHEDULE I
By /S/STEVEN F. NEWMAN
Steven F. Newman
Title:	Assistant Secretary
Date :	May 30, 2003
ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK

By /S/EDWARD G. MCGANN
Edward G. McGann
Title: Vice President
Date: May 30, 2003

seclendauth
(04/03)

SCHEDULE I

Dreyfus Growth and Value Funds, Inc.
Dreyfus Premier International Value Fund
Dreyfus International Funds, Inc.
Dreyfus Premier Emerging Markets Fund
Dreyfus Investment Portfolios
Emerging Markets Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Developing Markets Fund
Dreyfus Premier International Funds, Inc.
Dreyfus Premier European Equity Fund
Dreyfus Premier Greater China Fund
Dreyfus Premier International Growth Fund
Dreyfus Premier Japan Fund
Dreyfus Premier Value Equity Funds
Dreyfus Premier International Opportunities Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Variable Investment Fund
International Equity Portfolio
International Value Portfolio
Special Value Portfolio
THIRD PARTY INTERNATIONAL LENDING OPERATIONAL PROCEDURES

These Third Party International Lending Operational Procedures (the
"Procedures") are designed to formalize the level of service that The Bank of
New York (the "Custodian") will provide to the Funds Listed on Schedule I hereto (collectively the "Client") in connection with the third party securities lending program Client has established with Mellon Bank, N.A., as
Client's agent (the "Agent"). The information contained herein is intended to describe generally the performance objectives of the parties for agent lending in the ordinary course of business, and Custodian's failure to meet any performance objective shall not per se constitute negligence or a breach of Custodian's obligations pursuant to the Custody Agreement, nor shall such failure constitute an inference of the foregoing, provided that nothing herein contained shall preclude Client from introducing evidence of
Custodian's performance in an effort to prove negligence or breach of the
Custody Agreement.

These Procedures are based on the assumption that securities are held and settled in their domestic market.

1. LENDING RELATIONSHIP PROFILE

The Agent will instruct the Custodian to deliver and receive international securities free of payment in connection with securities lending activities for the Client.

Based on the Agent's instructions, the Custodian will relay instructions to its local clearing agent to deliver or receive securities free of payment from the Borrower's local clearing agent.

2. ASSET TYPES

This document refers only to the lending of international securities. Separate procedures are required for the lending of U.S. Securities.

3. RELATIONSHIP CONTACTS

Listed below are team members for Client's lending program with the Custodian and the Agent who will be responsible for only international portfolios listed in Section 4 below. An authorized signature list is further attached as Exhibit A-A.

3.1 CUSTODIAN CONTACTS

I. CLIENT SERVICE TEAM

BNY LOCATION	NAME	DEPT.	PHONE	FAX	EMAIL

II. CORPORATE ACTION TEAM

BNY LOCATION	NAME	DEPT.	PHONE	FAX	EMAIL

New York	Terence	Mutual	212-437-3	212-437-6600	tzaino@bankofny.com
100 Church St. Zaino		Funds
NY NY 10286		Custody

Shirley	Mutual	212-437-3	212-437-6600	schieu@bankofny.com
Chieu	Funds
Custody

Alex	Mutual	212-437-6	212-437-6600	asburbano@bankofny.com
Burbano	Funds
Custody

Brussels	Joseph	011-322-545		3229502
	Cully		0140	JCULLY@BANKOF NY.COM
			BRUCALENDING@BANKOFny.com

	Laurent	X8032	322 502		LHUBAUT@BANKOFNY.COM
	Hubaut		0140	BRUCALENDING@BANKOFNY.COM

	Veronique	X8411		322 502	VPEETERS@BANKOFNY.COM
	Peeters		0140	BRUCALENDING@BANKOFNY.COM

Escalation	Pida	X8574		322 502	PSAMBWA@BANKOFNY.COM
	Sambwa		0140

Manager	Stephanie	X8993		322 502	SKEPPENNE@BANKOFNY.COM
	Keppenne		0140

	Gael		322 502	GNICORA@BANKOFNY.COM
	Nicora	X8093	0140

	III. INCOME TEAM

BNY LOCATION		NAME	DEPT.	PHONE	FAX	EMAIL

New York	Maria	212-437-7804			mareyes@bankofny.com
	Reyes

New York	Orlando	212-437-3469			OQuintero@bankofny.com
	Quintero

3.2 AGENT CONTACTS

Contact for Dreyfus Non US Lending with Bank of New York

Trading

Name	Phone	Fax	Email

Robert Dumont	412-236-5600		412-236-8048 BOB.DUMONT@ABNAMROMELLON.COM

Michael Ruggiero 412-236-5595			412-236-8048 MICHAEL.RUGGIERO@ABNAMROMELLON.COM

Michael Mayfield 412-236-4955			412-236-8048 MICHAEL.MAYFIELD@ABNAMROMELLON.COM

Rob Coxon	00 44 207 623 00 44 207		ROBERT.COXON@ABNAMROMELLON.COM
0867		975 1101

Mark Verrell	00 44 207 623 00 44 207		MARK.VERRELL@ABNAMROMELLON.COM
0927		975 1101

Daniel O'Brart	00 44 207 623 00 44 207		DANIEL.O'BRART@ABNAMROMELLON.COM
0922		975 1101

Amy Marsden	00 44 207 623 00 44 207		AMY.MARSDEN@ABNAMROMELLON.COM
0927		975 1101

Mark Nightingale 00 44 207 623 00 44 207			MARK.NIGHTINGALE@ABNAMROMELLON.COM
0922		975 1101

Johnathan	00 44 207 623 00 44 207		JONATHAN.JOHNSTONE@ABNAMROMELLON.COM
Johnstone	0868	975 1101

Operations

Name	Phone	Fax	Email

Curtis Walbert	412-236-5609		412-236-4759WALBERT.CS@MELLON.COM

Susan Singer	412-236-5608		412-236-4759SINGER.SL@MELLON.COM

Craig Thomas	412-236-5607		412-236-4759THOMAS.CH@MELLON.COM

Barb Dixon	412-234-7477		412-236-4759DIXON.BK@MELLON.COM

Jay Howell	412-236-5616			412-236-4759HOWELL.JR@MELLON.COM

Escalation Operations Management

Name	Phone	Fax	Email

Debra Gathers	412-236-6066		412-236-6161	GATHERS.DL@MELLON.COM

Janet Cholewinski 412-234-3863			412-236-6161	CHOLEWINSKI.JD@EMLLON.COM

4. SECURITIES AVAILABLE FOR LOAN AND PORTFOLIO PARTICIPATION LIST

Securities available for loan as of the close of business will be transmitted via SWIFT or will be available via Custodian's INFORM system by the Agent every morning at 4 AM EST. This data will also include positions that the Custodian reflects as being on-loan. Both available and on-loan positions will be settlement-dated positions.

5. TRANSMISSION OF LENDING AGENT INSTRUCTIONS

All instructions from the Agent will also include information on local clearing agent information for the borrowing counterparty.

The Custodian will be responsible for providing its local clearing agent with information required to deliver and receive securities to and from the borrower counterparty, after receiving the Agent's instructions.

Custodian requires delivery instructions on all trades. Forms of transmission will be as follows:

5.1. PRIMARY METHOD

The Agent will transmit its instructions to the Custodian using FTP (SWIFT 15022 format), SWIFT platform or facsimile.

All transmission of instructions (electronic or otherwise) will contain the following data elements to ensure timely, accurate processing of the transactions by the Custodian.

- Trade Date
- Transaction Type (Delivery or Receipt)
- Custodian account number
- Security ID
- Quantity
- Settlement Date
- Lending Reference Number
- Clearing Broker Information

Transmissions will be sent according to the addresses as set forth in Section 3

5.2. SECONDARY METHOD

If the primary method of communication is unavailable, the Agent will transmit its instructions to the Custodian via FAX.

Transmissions via FAX will be sequentially numbered, contain an authorized signature, and include at least the data elements as described above.

Verbal instructions are only accepted in emergency cases, and will subsequently be documented by hard copy notification.

5.3. CANCELLATIONS/AMENDMENTS

Cancellation of prior transactions will be separately communicated using either the primary or secondary method. A cancellation instruction received after a deadline will be acted upon by both Custodian and the Agent on a reasonable best-efforts basis before the close of the relevant depository. Amendments to existing instructions are performed by transmitting a cancellation and a new instruction.

6. INSTRUCTION TRANSMISSION DEADLINES

Transmission of instructions from the Agent will begin after 7.00 a.m. EST. The tables attached in Exhibit B-B below sets forth the deadlines for transmission of instructions to the Custodian. All instructions sent after the deadline will be executed on a reasonable best-efforts basis up until the applicable depository cutoffs.

7. COLLATERAL

The collateral account for Client will be under the custody and control of Agent. Agent accepts full responsibility for collateral management and adequacy as stated in the Securities Lending Authorization between Client and Agent.

8. LOAN RECALL PROCESS

Loan recalls are the sole responsibility of the Agent. The Client will be responsible for instructing the Agent to recall securities from loan. Recall instructions should be sent to the staff members at the Agent listed in Section 3.2 above.

Client agrees to notify the Agent of recalls of international securities from loan for sale settlement. Due to time zone differences and trade instruction flows this notice may not be received by close of business on trade date in the local trading market.

Custodian requires a notice of each recall. Such recall notice must be clearly identified as a loan return notice and must include all information as listed in Section 5.1.

As an additional precaution, Custodian will provide sale trade information of which it has notice by updating Client positions on the INFORM system on a reasonable efforts basis. Such information will be otherwise made available to the Agent in accordance with the deadlines contained in Section 4. Agent may view INFORM on an intra-day basis for any pending trades received by Custodian and input to this system on a reasonable efforts basis.

Notwithstanding any responsibility of the Custodian pursuant to the Custody Agreement, Custodian accepts no liability whatsoever for any settlement failure that occurs because a security is on loan or the loan recall itself fails.

9. MONITOR SETTLEMENTS 9.1. FAIL NOTIFICATION

9.1.1. LENDING TRANSACTIONS

The Custodian and Agent staff members agree to contact each other on a reasonable best-efforts basis to resolve any failing securities lending-related deliveries or return transactions before the close of the relevant depository.

9.2. LATE SALE SETTLEMENTS AND MARKET BUY-INS

If a security that is on loan is sold by the Client, it may not be returned in time for the settlement of the sale. As a result, the Client's account may incur overdraft charges.

If the deadlines in Section 6 are adhered to by the Custodian and the Client, the Agent will be solely responsible for overdraft charges dating from the expiration of the recall period through the date of actual settlement.

Buy-ins will be coordinated between the Client's investment manager, the Agent's contacts in Section 3.2, and the borrowing counterparty. The Custodian's contacts in Section 3.1 will be notified at such time of the procedures for buy-ins.

9.3. ON-LOAN POSITION RECONCILIATION

If the availability feed provides such information, the Agent will conduct internal reconciliation's of on-loan positions based on the Custodian's availability feed as stated in Section 4 above. Any positions breaks will be relayed to the Custodian's contacts in Section 3.1 before close of business (5 p.m. EST), where the relevant party will then conduct research to resolve these breaks as soon as possible. The reconciliation report will also be made available to the Custodian upon request.

10. CORPORATE ACTIONS

10.1. DEFINITION OF TERMS

RECORD DATE is the date where the holder of the security is considered by the issuer to be the holders of record.

MARKET EXPIRATION DATE is the final deadline for submitting instructions to the company or their appointed agent on a voluntary corporate action.

CUSTODIAN DEADLINE DATE is the deadline date by which responses on voluntary corporate actions must be received by the Custodian.

EXPIRATION DATE ACTION is an action whose resulting entitlement is based on the security position on market expiration date.

10.2. MANDATORY CORPORATE ACTIONS

Mandatory corporation actions in the form of stock splits, cusip changes etc. will be updated by the Custodian. The Custodian will record and monitor corporate action settlements based on the total entitlement date position of the account, provided, however, that Client leaves at least one security unit in Client's account(s) at Custodian. Custodian will contact the Agent by telephone to verify the eligibility of the position on loan to the entitlement and the Agent must send custodian a confirmation thereof by SWIFT. Upon confirmation of market settlement for the corporate action, the Custodian will increase the on loan position to reflect the entitlement expected from the borrower via the Agent. The resulting changes in the availability feed and on loan file will provide the Agent with notification that such corporate actions have taken place.

     10.2.1. PAYMENTS SHARES:

The Agent will make appropriate changes to loan records to reflect the increase in shares on loan to the borrower as a result of the corporate action.

CASH:

Custodian will book cash credits arising out of the loaned position to the Client's account with the same value that it used for the Client's position that remains in custody at Custodian.

For credits prior to the allocation date, Custodian will send an instruction to the Agent with the payment details.

For debits, prior to the allocation date, the Agent must send Custodian an instruction with the payment details by Custodian's required deadline.

The Agent must ensure that funds are received with good value. If Custodian does not receive funds two Business Days after payment date, Custodian reserves the right to reverse the entries with back value. If funds are not received with good value, Custodian will adjust the posting in the Client's account with Custodian and follow its usual and customary claim procedures.

In case of reversals or adjustments, the Client assumes full responsibility for foreign exchange exposure resulting from such reversal or adjustments.

10.3. VOLUNTARY CORPORATE ACTIONS

10.3.1 OVERVIEW

The Custodian and the Agent will follow the general process below:

1. The Custodian publishes corporate action notifications to the Client and Agent indicating the in-vault and on-loan position from the Custodian's records, provided, however, that Client leaves at least one security unit in Client's account at Custodian.

2. The Client advises Custodian of the action to be taken on the entire position.

3. The Client advises the Agent of the action to be taken on the position on loan.

4. The Custodian processes the corporate action per its custody procedures for the securities in the account.

5. The Agent advises the Custodian of any proceeds (cash or securities) from corporate action events on the loaned position per the Client's election.

     10.3.2. NOTIFICATION PROCEDURES AND DEADLINES The Client will forward its responses on voluntary corporate actions to the Custodian and Agent according to current custody notification procedures.

If the Custodian or Agent receives no corporate action instruction or an incomplete instruction, Custodian or Agent will take no action on behalf of the Client and will not have any liability for claims resulting therefrom.

     10.3.3. RETURNS FOR CORPORATE ACTION PROCESSING The Client or the Custodian may instruct a return of loaned securities for the purpose of allowing the Client to participate in a corporate action based on Clients in-custody position in accordance with the deadlines as indicated in each specific event notification.

10.3.4. SPECIALIZED PROCESSING ON CERTAIN ACTION TYPES (I.E.

PROXIES, DISSENTER'S RIGHTS, CONSENTS WITH CASH CONSIDERATION, DIVIDEND REINVESTMENTS)

The Client will lose the right to vote or dissent on an action with a record date for securities on loan over Record Date (if applicable).

If the Client wishes to vote on an action, the Client must instruct the Agent directly to recall securities from loan prior to Record Date. Notification deadlines will be in accordance with those set forth in Section 6 above.

In cases where consent actions offer payments in consideration of the shareholder consent, it is typical for the Client to lose any rights to receive consent payments unless the Client has instructed a recall or made other arrangements with the Agent and its borrowers.

In cases of Dividend Reinvestment Programs, the Client will typically receive cash for shares on loan.

All other forms of specialized processing should be dealt with on a case-by-case between the parties listed in Section 3.

10.3.5. PAYMENTS

SHARES:

The Custodian will record and monitor corporate action settlements based on the Client's election. Upon confirmation of market settlement for the corporate action, the Custodian will increase the on loan position to reflect the entitlement expected from the borrower via the Agent. The Agent will make appropriate changes to loan records to reflect the increase in shares on loan to the borrower as a result of the corporate action.

CASH:

Custodian will book cash credits arising out of the loaned position to the Client's account with the same value that it used for the Client's position that remains in custody at Custodian.

For credits prior to the allocation date, Custodian will send an instruction to the Agent with the payment details.

For debits, prior to the allocation date, the Agent must send Custodian an instruction with the payment details by Custodian's required deadline.

The Agent must ensure that funds are received with good value. If Custodian does not receive funds two Business Days after payment date, Custodian reserves the right to reverse the entries with back value. If funds are not received with good value, Custodian will adjust the posting in the Client's account with Custodian and follow its usual and customary claim procedures.

In case of reversals or adjustments, the Client assumes full responsibility for foreign exchange exposure resulting from such reversal or adjustments.

11. INCOME COLLECTION

11.1. PRE-ADVICE OF INCOME

The Agent will pre-advise the Custodian before 9:30 A.M. EST on income payments according to the market wire deadlines as indicated in Exhibit B-B.

The pre-advice will include the following information: security name, asset identifier, record date, payable date, share amount, net amount due, credit date, value date, Client account number ex-date, currency of payment, gross income rate and any relevant references. The pre-advice should be sent to the attention of the Custodian's staff listed in Section 3.

The Client's accounts will be pre-posted in accordance with Custodian's usual and customary pre-posting procedures.

11.2. PAST DUE INCOME PAYMENTS

The Client will make available to the Agent any past-due income. Interest compensation claims may be made against the Agent on a monthly basis.

11.3. MONTHLY REVENUE

Securities Lending revenue will be paid monthly via Fed wire to the Client's account by the 10th business date of the following month. A pre-advice will be sent by the Agent per Section 11.1 above.

11.4. INCOME PAYMENT INSTRUCTIONS

Please refer to Exhibit B-B for Cash Correspondent payment instructions. All payments should reference: "For Department NYD/ Agent Lending". Payments will include payment security details.

11.5. FEE SCHEDULE

The Agent will reimburse the Custodian for transaction charges directly incurred from the movement of securities and cash as a result of securities lending activities. The Custodian will send the Agent a monthly request for payment before 15th business date of the following month. Payment will be made by the Agent before 30th business day. Charges will be according to the fee schedule attached hereto as Exhibit C-C, unless otherwise specified. Custodian and Agent will review the transactional charges for reasonableness after one year from the date of execution of this agreement.

EXHIBIT A-A - AUTHORIZED SIGNATURE LIST

The following members at the Agent are authorized to instruct the Custodian to deliver or receive securities for the Client's account(s),

pursuant to a Securities Lending Authorization agreement signed between the Client and the Agent dated as of May 30, 2003. This list will supplement, not replace, any previous similar lists unless otherwise notified. This list may be subject to change upon notification by the Agent.

INTERNATIONAL SECURITIES LENDING

[Signature]
[Name]
[Phone, Fax]
[Email]

[Signature]
[Name]
[Phone, Fax]
[Email]

[Signature]
[Name]
[Phone, Fax]
[Email]

EXHIBIT B-B - STANDING SETTLEMENT INSTRUCTIONS BY MARKET

-----------------------------------------------------------------------------------
CASH CORRESPONDENT FUNDING DETAILS

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

MARKET NAME ISO		ACCOUNT NAME		ACCOUNT	CASH CORRESPONDENT	CASH
CURRENCY		NUMBER		NAME	CORRESPONDENT
CODE				BIC

Australia	AUD	The Bank of New	3100-17	National Australia	NATAAU3303X
	York, Brussels		Bank, Melbourne

Austria	EUR	See Germany / Deutsche Bank, Frankfurt

Belgium	EUR	See Germany / Deutsche Bank, Frankfurt

Canada	CAD	The Bank of New	210-654-0 Royal Bank of Canada,		ROYCCAT2
	York, Brussels		Toronto

Denmark	DKK	The Bank of New	3996 053	Danske Bank,	DABADKKK
	York, Brussels	318	Copenhagen
Branch

Finland	EUR	See Germany / Deutsche Bank, Frankfurt

France	EUR	See Germany / Deutsche Bank, Frankfurt

Germany	EUR	The Bank of New	922 1292	Deutsche Bank,	DEUTDEFF
	York, Brussels	00	Frankfurt

Hong Kong	HKD	The Bank of New	511-564437Hongkong and Shanghai		HSBCHKHH
	York, Brussels		Banking Corporation,
Hong Kong

Italy	EUR	See Germany / Deutsche Bank, Frankfurt

Japan	JPY	The Bank of New	653-0431-656	Bank of	BOTKJPJT
	York, Brussels		Tokyo-Mitsubishi Ltd,
Tokyo

Luxembourg	EUR	See Germany / Deutsche Bank, Frankfurt

Mexico	MXN	The Bank of New	0072927289	Banco Nacional de	CITIUS33MER
	York, Brussels		Mexico (Banamex),
Mexico City

Netherlands	EUR	See Germany / Deutsche Bank, Frankfurt

New Zealand	NZD	Bank of New	633330	National Australia	NATANZ22XXX
	Zealand		Bank New Zealand -
	(BKNZNZ22XXX) in		National Nominees Ltd
favour of
National Nominees
Ltd (NATANZ22XXX,
A/C
020160-0414317-00)
for further
credit to The
Bank of New York,
Brussels

Norway	NOK	The Bank of New	7002 02	Den norske Bank, Oslo	DNBANOKK
	York, Brussels	09176

Portugal	EUR	See Germany / Deutsche Bank, Frankfurt

Singapore	SGD	The Bank of New	101-399-62United Overseas Bank,		Securities
	York, Brussels		Singapore	and
securities

related
payment
messages:
UOVBSGSGCSD
Non-securities
related
payment
messages:
UOVBSGSG

South	ZAR	The Bank of New	7112768	Standard Bank of	SBZAZAJJ
Africa	York, Brussels as		South Africa,
	Custodian and		Johannesburg
Trustees, Custody
Account No 2

Spain	EUR	See Germany / Deutsche Bank, Frankfurt

Sweden	SEK	The Bank of New	5201 85	Skandinaviska	ESSESESS
	York, Brussels	157 56	Enskilda Banken,
Stockholm

Switzerland	CHF	The Bank of New	0835-059625Credit0Suisse First		CRESCHZZ80A
	York, Brussels		Boston, Zurich

United	GBP	The Bank of New	153826-826The Bank of New York,		IRVTGB2X
Kingdom		York, Brussels	London Sort Code
70-02-25

United	EUR	See Germany / Deutsche
Kingdom		Bank, Frankfurt

United	USD	See United States / The Bank of New York, New York
Kingdom

United	USD	The Bank of New	8900285451The Bank of New York,		IRVTUS3N
States	York,		New York
Brussels
ABA # 021 000
018
F/C account #

Copyright 2003 The Bank of New York.			The subject matter contained herein has
been derived from several sources believed to be reliable and accurate at the time of publication. The Bank of New York does not accept any liability for losses either direct or consequential caused by the use of this information. The Bank of New York is neither making any investment recommendation nor is it providing any professional or advisory services relating to the activities described herein. The information contained herein is provided for your exclusive benefit and use. Except for internal distribution, the information shall not be further distributed or duplicated in whole or in part by any means without the prior written consent of The Bank of New York.

SECURITIES & CASH DEADLINES
(ALL TIMES ARE NEW YORK TIME)
April 29, 2003
VALID UP TO OCTOBER 26, 2003 UNLESS
OTHERWISE ADVISED

	CHANGE	TRADE	DEADLINES
-------------------------

-------------------------

COUNTRY	INSTRUMENTS	TRANSACTIONS	CYCLE **	SECURITIES	CASH

Australia		Government Bonds	All		T +3 SD -1 1000 VD -1 1200
Equities	All			T +3	SD -1 1000 VD -1 1200
Money Market (T, T+1			All		T +3 SD -1 1000 VD -1 1200
or T+3)
Austria All	All			T +3	SD -1 1500 VD -1 1700
Belgium	Equities EMSS		All		T +3 SD -1 1500 VD -1 1700
Equities Non-EMSS		All			T +3 SD -2 1500 VD -1 1700
Bonds and MMI's		All			T +3 SD -1 1500 VD -1 1700
Canada Equities		All		T +3	SD -1 1200 VD 1400
Long Bonds		All		T +3	SD -1 1200 VD 1400
Short Term Bonds		All			T +2 SD 1030 VD 1400
Money Market		All		T	SD 1030 VD 1400
Denmark All		Free		T +3	SD -1 1600
All	Against Payment			T +3 SD -2 1500 VD -1 1700
Finland Equities		All		T +3	SD -2 1600 VD -1 1700
Bonds & T-Bills		All		T +2	SD -2 1500 VD -1 1700
France Relit +		All		T +3	SD -1 1500 VD -1 1700
RGV	All			T +3	SD -1 1600 VD -1 1700
Germany	STD (Standard		All		T +2 SD -1 0800 VD -1 1700
Settlement	- with
matching)
SDS (Same Day		All		T +2 SD -1 1600 VD -1 1700
Settlement - without
matching)
Registered shares		All		T +2	SD -6 1600 * VD -1 1700
(Physical)
Hong Kong	Equities (w/o		All		T +2 SD -1 0900 VD -1 1200
prematching)
Equities (with		All		T +2	SD -2 1500 VD -1 1200

prematching)
	Equities (Realtime DVP) Deliveries				T +2	SD -1 0900		VD -1 1200
	Bonds & Money market	All			T +1	SD -1 0900		VD -1 1200
physical(T or T+1)
	Bonds & Money market	All			T +1	SD -1 0900		VD -1 1200
CMU (T or T+1)
Italy	Stock Exchange All				T +3	SD -2 1600	VD -1 1700
	OTC	Against Payment			T +3		SD -1 1600	VD -1 1700
	OTC	Free of Payment			T +3	SD -1 1700
Japan	Equities, Corp Bonds	All			T +3	SD -1 0800		VD -1 1200
(incl. Convert Bonds)
and MMI
	Government Bonds	All			T +3	SD -3 1600	VD -1 1200
(JGB's)
	Equities (Physical) - All			T +3	SD -2 1600	VD -1 1200
Convertible Bonds
(Physical)
Luxembourg All All				T +3	SD -2 1500	VD -1 1700
Mexico	Equities All			T +2	SD	1200	VD	1400
	Bonds All		T +1	SD	1200 VD	1400
Netherlands All			Against Payment		T +3	SD -1 1600		VD -1 1700
New Zealand All (unlisted bonds		All			T +3			SD -2 1500 VD -1 1000
T+2) with prematching
	All (unlisted bonds All			T +3	SD -1 0800	VD -1 1000
T+2) w/o prematching
Norway	Equities/Bonds	All			T +3	SD -1 0900		VD -1 1700
	Money Market All			T +1	SD -1 0900	VD -1 1700
Portugal	All - Stock Exchange	All			T +3	SD -1 0900		VD -1 1700
	Equities - OTC		Free Of Payment		T +3	SD	1000
	Equities - OTC		Against Payment		T +3	SD -1 1500		VD -1 1700
	Bonds - OTC All			T +3	SD -1 1500	VD -1 1700
Singapore All All				T +3		SD -1 1500		VD -1 1700
South Africa Equities (Demat		All			T +5	SD -4 1500		VD -1 1600
(1)	Rolling settlement) -
ON Market
	Equities (Demat All			T +5	SD -3 1500	VD -1 1600
Rolling settlement) -
OFF Market
	Equities (Physical All			T +6	SD -2 1500	VD -1 1600
Tuesday settlement)
	Bonds All		T +3	SD -2 1500				VD -1 1600
	Money Market insruments All				T +3	SD -1 1500		VD -1 1600
Spain	Equities (1st cyxle)			Against Payment	T +3			SD -1 0800 VD -1 1700
	Equities (2nd cycle)		Against Payment		T +3			SD -1 1500 VD -1 1700
	Equities (with no Free			T +3	SD	0800
change of registration
name)
	Government & Corporate	All			T +3	SD -2 1500		VD -1 1700
Debts (1st cycle)
	Government & Corporate	All			T +3	SD -1 1500		VD -1 1700
Debts (2nd cycle) for
trades above EUR500,000
Sweden	Equities, Bonds & MMI All				T +3			SD -2 1600 VD -1 1700
	Bonds + MMI (T+1)	All			T +1			SD -2 1700 * VD -1 1700
Switzerland All			Against Payment		T +3	SD -1 1500		VD -1 1700
	All	Free Of Payment		T +3	SD -1 1700

United	Equities and Corporate	All		T +3	SD -2 1600			VD -1 1700
Kingdom	Bonds (CREST) (4)
Equities and Corporate	All		T +3				SD -3 1600	VD -1 1700
Bonds	(non-CREST)
UK Gilts (CREST), MMIs		All		T +1	SD -1 1700			VD -1 1700
(CMO) (6)
UK Gilts (CREST), MMIs		All		T	SD	0800		VD -1 1700
(CMO) - T+0 only
MMIs (Physical in	All		T +1	SD -1 1700			See GBP,
GBP/EUR/USD)						USD, EUR
MMIs (Physical in	All		T	SD	0800		See GBP,
GBP/EUR/USD) - T+0						USD, EUR
only
UK Unit Trusts and	Receipts			T +5			SD -3 1400	VD -1 1700
OEICs
UK Unit Trusts and	Deliveries			T +8	SD -6 1400			VD -1 1700
OEICs
United States DTC - Institutional		All		T +3	SD -1 1100			VD 1500
Delivery
DTC - Non-IID	All		T +3	SD		0900	VD	1500
DTC - SDFS	All		T	SD	1330	VD		1500
Federal Reserve (U.S.	All		T	SD		1330	VD	1500
Gov't Securities)
Money Market - Physical All				T	SD	1300		VD	1500
Money Market -	Receipts			T +1	SD	1300		VD	1500
Issuer-Held Paper
Money Market -	Deliveries			T +1	SD	1000		VD	1500
Issuer-Held Paper

* Securities Settlement must be negotiated (if possible)

** Trade cycle can often be negotiated. Cfr Securities Market Report and subsequent Netinfos for accurate information.

(1) Not or only partially rolling settlement market. ("Trade Cycle" field used for the purpose of setting deadlines).

(2)	Pre-Funding is required
(3)	Deadlines are set on a "T+" basis in the market. Above deadline must be adapted accordingly if settlement cycle is longer than 3 days.

(4) Banks being closed on Fridays, instructions due to settle on Mondays must be sent one day earlier.

(5) If splitting of certificate is required, instructions should be sent 3 hours earlier.

(6) Euroclear A currencies are : ARS CAD CHF DKK EEK EMU currencies EUR GBP HUF MXN

NOK PLN SEK USD ZAR

(7) Euroclear external transactions deadlines are listed on separate sheet

(8)	Actual settlement cycle is T+7 Calendar days
(9)	Please refer to

NetInfo for deadlines during summer

FRANCE

SECURITY SETTLEMENT INSTRUCTIONS CASH CORRESPONDENT

BNP PARIBAS DEUTSCHE BANK PARIS FRANKFURT

CUSTODY A/C # - PER BENEFICIAL OWNER THE BANK OF NEW YORK, BRUSSELS

CASH A/C #: 922 1292 00

FFC:CUSTODY A/C NAME & NUMBER

----------------------------------------------------------------------------------------

Account # Account Name Securities Account # Tax on Equities

----------------------------------------------------------------------------------------
293130 Dreyfus Premier Worldwide Growth Fund, Inc. 45181P 15%
----------------------------------------------------------------------------------------
097665 Dreyfus Premier International Growth 44986H 15%
----------------------------------------------------------------------------------------
098796 Dreyfus Variable Investment Fund-Int'l Equity Port. 45379U 15%

----------------------------------------------------------------------------------------

*** THE OTHER DREYFUS ACCOUNTS ARE OMNIBUS ACCOUNT AT BNP PARIBAS

ITALY

SECURITY SETTLEMENT INSTRUCTIONS CASH CORRESPONDENT

BANCA INTESA DEUTSCHE BANK CAVEAU TITOLI FRANKFURT

VIA LANGHIRANO, 1 BANK OF NEW YORK, BRUSSELS 43100 PARMA CASH A/C # 922 1292 00

CUSTODY A/C # - PER BENEFICIAL OWNER FFC: CUSTODY A/C

NAME & NUMBER

--------------------------------------------------------------------------------
Account # Account Name Securities A/C #

================================================================================
--------------------------------------------------------------------------------
293130 Dreyfus Premier Worldwide Growth Fund, Inc. 009719800812

--------------------------------------------------------------------------------

098414 Dreyfus Growth and Value Funds, Inc.-Dreyfus 009719800340 International Value
--------------------------------------------------------------------------------
097716 Dreyfus Int'l Funds Inc. - Dreyfus Premier Emerging Markets Fund 009719801216

--------------------------------------------------------------------------------
097757 Dreyfus Investment Portfolio-Founders International Equity 009719801761
--------------------------------------------------------------------------------
097759 Dreyfus Investment Portfolio-Founders Passport Portfolio 009719801754
--------------------------------------------------------------------------------

097665 Dreyfus Premier International Growth 009719800336
--------------------------------------------------------------------------------
097901 Dreyfus Premier International Value Fund 009719801511
--------------------------------------------------------------------------------
098796 Dreyfus Variable Investment Fund-International Equity Port. 009719800648

--------------------------------------------------------------------------------
097682 Dreyfus Variable Investment Fund-International Value Port. 009719800542
--------------------------------------------------------------------------------

097912 Dreyfus Premier European Equity Fund 009719801852
--------------------------------------------------------------------------------

NORWAY

SECURITY SETTLEMENT INSTRUCTIONS CASH CORRESPONDENT

DEN NORSKE BANK DEN NORSKE BANK

OSLO OSLO

CUSTODY A/C # - PER BENEFICIAL OWNER BANK OF NEW YORK, BRUSSELS

CASH A/C # 70020209176

FFC: CUSTODY A/C NAME & NUMBER

--------------------------------------------------------------------------------
Account # Account Name Securities A/C #

================================================================================
--------------------------------------------------------------------------------
098414 Dreyfus Growth and Value Funds, Inc.-Dreyfus 050050039036 International Value
--------------------------------------------------------------------------------
097757 Dreyfus Investment Portfolio-Founders International 050050057632 Equity
--------------------------------------------------------------------------------
097759 Dreyfus Investment Portfolio-Founders Passport Portfolio 050050057483
--------------------------------------------------------------------------------
097901 Dreyfus Premier International Value Fund 050050053573
--------------------------------------------------------------------------------
098796 Dreyfus Variable Investment Fund-International Equity Port. 050050030795

--------------------------------------------------------------------------------
097682 Dreyfus Variable Investment Fund-International Value Port. 050050042253
--------------------------------------------------------------------------------

097665 Dreyfus Premier International Growth 050051926876
--------------------------------------------------------------------------------
097912 Dreyfus Premier European Equity Fund 050050058945
--------------------------------------------------------------------------------

SWEDEN

SECURITY SETTLEMENT INSTRUCTIONS CASH CORRESPONDENT

SKANDINAVISKA ENSKILDA BANKEN SKANDINAVISKA ENSKILDA BANKEN SEB MERCHANT BANKING STOCKHOLM

SECURITIES SERVICES BANK OF NEW YORK, BRUSSELS RISSNELEDEN 110, R A5 CASH A/C # 5201-8515756 SE-106 40 STOCKHOLM FFC: CUSTODY A/C

     NAME & NUMBER CUSTODY A/C # - PER BENEFICIAL OWNER

--------------------------------------------------------------------------------
Account # Account Name Securities A/C #

================================================================================
--------------------------------------------------------------------------------
293130 Dreyfus Premier Worldwide Growth Fund, Inc. 01001242998

--------------------------------------------------------------------------------

098414 Dreyfus Growth and Value Funds, Inc.-Dreyfus 01002817218 International Value
--------------------------------------------------------------------------------
097757 Dreyfus Investment Portfolio-Founders International Equity 01002922356
--------------------------------------------------------------------------------
097759 Dreyfus Investment Portfolio-Founders Passport Portfolio 01002922356
--------------------------------------------------------------------------------
097665 Dreyfus Premier International Growth 01002064384
--------------------------------------------------------------------------------
097901 Dreyfus Premier International Value Fund 01001242998
--------------------------------------------------------------------------------
098796 Dreyfus Variable Investment Fund-International Equity Port. 01002301084

--------------------------------------------------------------------------------
097682 Dreyfus Variable Investment Fund-International Value Port. 01002817196
--------------------------------------------------------------------------------

097912 Dreyfus Premier European Equity Fund 01002948894
--------------------------------------------------------------------------------

EXHIBIT C-C

THIRD PARTY SECURITIES LENDING CUSTODIAN FEE SCHEDULE

FOR

THE DREYFUS FAMILY OF FUNDS LISTED ON SCHEDULE I

A.	LOAN PROCESSING FEES
	5	Basis points per annum on the average daily outstanding loan value.

Applicable local market transaction charges plus $10.00 on each loan open and loan close transaction.

B. BILLING CYCLE

Monthly

*These fees assume electronic instruction entry.